                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: June 10, 1997


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I"
          Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1,
                        Series 1996-2 and Series 1996-3)
       ------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)




     New York                  33-94190                  13-4994650
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)
  incorporation)

               270 Park Avenue, New York               10017
        ----------------------------------------     ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (212)  270-6000

Item 5.  Other Events.
         -------------

     On or about April 15, 1997 and May 15, 1997 Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995
(the "Agreement") between The Chase Manhattan Bank (formerly known as
'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Credit Card
Trust I") for Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3
in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to each Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits
            --------

            Exhibit Nos.           Description
            -----------            -----------

              20.1                 Monthly Reports with respect to the
                                   April 15, 1997 distribution

              20.2                 Monthly Reports with respect to the
                                   May 15, 1997 distribution

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE CHASE MANHATTAN BANK
                                                 As Servicer


                                                 By: /s/ Frank DeGenova
                                                    --------------------
                                                 Name:  Frank DeGenova
                                                 Title: Vice President

Dated:  June 10, 1997

                               INDEX TO EXHIBITS
                               -----------------


           Exhibit Nos.                 Description
           -----------                  -----------

            20.1                  Monthly Reports with respect to the
                                  April 15, 1997 distribution

            20.2                  Monthly Reports with respect to the
                                  May 15, 1997 distribution